              As filed with the Securities and Exchange Commission

                                  July 22, 1997


                                                      Registration No. 333-31553
       -----------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ASCENT PEDIATRICS, INC.
               (Exact name of issuer as specified in its charter)

DELAWARE                                                              04-3047405
(State or other jurisdiction of                                 (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         187 BALLARDVALE STREET, SUITE B125, WILMINGTON, MASSACHUSETTS 01887
             (Address of Principal Executive Offices)        (Zip Code)

                           1992 EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                                   ALAN R. FOX
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             ASCENT PEDIATRICS, INC.
                       187 BALLARDVALE STREET, SUITE B125
                              WILMINGTON, MA 01887
                     (Name and address of agent for service)

                                 (508) 658-2500
          (Telephone number, including area code, of agent for service)
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PART I. INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

       Item 1.  Plan Information.
                ----------------

     The information required by Part I is included in documents sent or given to participants in the 1992 Equity Incentive Plan of Ascent Pediatrics, Inc. (the "Registrant") pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wilmington, Commonwealth of Massachusetts on the 22nd day of July, 1997.


                                      ASCENT PEDIATRICS, INC.



                                      By:  /s/ John G. Bernardi
                                           -------------------------------------
                                           John G. Bernardi
                                           Vice President, Finance and Treasurer


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated below and on the 22nd day of July, 1997.

       Signature                                Title
       ---------                                -----

                      *                         President, Chief Executive
       -----------------------------            Officer and Director (Principal
       Alan R. Fox                              Executive Officer)

                      *                         Vice President, Finance and
       -----------------------------            Treasurer (Principal Financial
       John G. Bernardi                         and Accounting Officer)


                      *                         Chairman
       -----------------------------
       Emmett Clemente, Ph.D.

                      *                         Vice Chairman
       -----------------------------
       Robert E. Baldini

                      *                         Director
       -----------------------------
       Raymond F. Baddour, Ph.D.


                      *                         Director
       -----------------------------
       Michael J.F. Du Cros


                      *                         Director
       -----------------------------
       Thomas W. Janes


                                                Director
       -----------------------------
       Andre Lamotte, Sc.D.


                                                Director
       -----------------------------
       Terrance McGuire


                      *                         Director
       -----------------------------
       Lee J. Schroeder


*By:      /s/ John G. Bernardi
         ----------------------
         John G. Bernardi
         Attorney-in-Fact

                                INDEX TO EXHIBITS



NUMBER               DESCRIPTION                                          PAGE
------               -----------                                          ----


4.1(1)              Amended and Restated Certificate of
                    Incorporation of the Registrant

4.2(1)              Amended and Restated By-laws of the Registrant

4.3(1) Specimen Stock Certificate of Common Stock of the Registrant

5.1 Opinion of Hale and Dorr LLP, counsel to the Registrant

23.1(2)             Consent of Hale and Dorr LLP
                    (included in Exhibit 5.1)

23.2(2) Consent of Coopers & Lybrand L.L.P., independent accountants

23.3(2) Consent of KPMG Peat Marwick LLP, independent auditors

24.1(2)             Power of Attorney (included in the
                    signature pages of this Registration
                    Statement)

---------------------

(1) Previously filed with the Commission as an Exhibit to the Registrant's Registration Statement on Form S-1, as amended, File No. 333-23319 and incorporated herein by reference.

(2)     Previously filed.